SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 16, 2005

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Pennsylvania Drive, Exton, PA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report on Form 8-K/A amends the report on Form 8-K filed on November 22, 2005. Included in this amendment are Items 1.01 and Item 9.01(d).

Item 1.01	Entry into a Material Definitive Agreement.

Adolor Corporation, a Delaware corporation (the “Company”), and Corium International, Inc., a Delaware corporation (“Corium”), entered into a Scale Up and Commercial Supply Agreement effective November 16, 2005 (the “Agreement”) attached to this Report as Exhibit 10.1. Under the terms of the Agreement, Corium will engage in a development program to develop and scale up production of a prescription-only, passive, sterile lidocaine patch for human use for pain from closed wounds. This Form 8-K/A is being filed to file the Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Scale Up and Commercial Supply Agreement between the Company and Corium International, Inc., dated November 16, 2005.*

*	Confidential Treatment Requested

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

By:	/s/ MARTHA E. MANNING
Name:	Martha E. Manning
Title:	Senior Vice President, General Counsel and Secretary

Dated: December 22, 2005